UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material under §240.14a-12

electroCore, Inc.

(Name of Registrant as Specified In Its Charter)

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111234567812345678123456781234567812345678123456781234567812345678NAMETHE COMPANY NAME INC.—COMMON 123,456,789,012.12345THE COMPANY NAME INC.—CLASS A 123,456,789,012.12345THE COMPANY NAME INC.—CLASS B 123,456,789,012.12345THE COMPANY NAME INC.—CLASS C 123,456,789,012.12345THE COMPANY NAME INC.—CLASS D 123,456,789,012.12345THE COMPANY NAME INC.—CLASS E 123,456,789,012.12345THE COMPANY NAME INC.—CLASS F 123,456,789,012.12345THE COMPANY NAME INC.—401 K 123,456,789,012.12345â†’x02 0000000000JOB #1 OF 21 OF 2 PAGESHARESCUSIP #SEQUENCE #THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateCONTROL #SHARESTo withhold authority to vote for anyindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s) on the line below.0 0 00 0 00 0 00 0 00 0 00000466759_1 R1.0.1.18For Withhold For AllAll All ExceptThe Board of Directors recommends you vote FORthe following:1. Election of directors until either the 2022Annual Meeting or 2023 Annual Meeting dependingon whether or not the DeclassificationAmendments are approved.Nominees01 Joseph P. Errico 02 Trevor J. Moody 03 Thomas M. PattonelectroCore, Inc.C/O Broadridge Corporate Issuer Solutions, Inc.P.O. Box 1342Brentwood, NY 11717Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1VOTE BY INTERNET—www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on 6/11/2020. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.VOTE BY INTERNET DURING THE MEETING -www.virtualshareholdermeeting.com/ECOR2020Use the Internet to access the virtual annual meeting. Have the 16-digit control numberincluded on your proxy card or on the instructions that accompanied your proxy materials.VOTE BY PHONE—1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ETon 6/11/2020. Have your proxy card in hand when you call and then follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends you vote FORproposals 2, 3, 4 and 5: For Against Abstain2 Approval of the Declassification Amendments.3 Ratification of appointment of KPMG LLP as theCompany’s independent registered publicaccounting firm for the fiscal year endingDecember 31, 2020.4 Authorization of the Board, in its solediscretion, to file amendments to the Company’sCertificate of Incorporation to effect theReverse Split Proposal.5 Authorization, pursuant to Nasdaq Listing Rule5635(d), of the issuance of more than 19.99% ofthe Company’s issued and outstanding shares ofCommon Stock, pursuant to the Lincoln ParkPurchase Agreement.NOTE: Such other business as may properly comebefore the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name, by authorized officer. Authorization

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Form 10-K are available at www.proxyvote.com

ELECTROCORE, INC
Annual Meeting of Stockholders
June 12, 2020 10:00 AM
This proxy is solicited by the Board of Directors

The stockholders hereby appoint Daniel Goldberger and Brian Posner or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of electroCore, Inc. that the stockholders are entitled to vote at the Annual Meeting of stockholders to be held at 10:00 AM virtually via the Internet at www.virtualshareholdermeeting.com/ECOR2020 or at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000466759_2 R1.0.1.18

Continued and to be signed on reverse side